EXHIBIT 99.1

325 Tahoe Drive
Carson City, NV 89703
Telephone: 604 688 7377
www.lincolngold.com

October 25, 2007	OTCBB: LGCP

LINCOLN ANNOUNCES CLEARANCE OF REGULATORY
HURDLE IN EFFORT TO CONTINUE INTO CANADA

LINCOLN GOLD CORPORATION (OTCBB:LGCP) (the “Company) is pleased to announce that the SEC has granted effectiveness to the Company’s recently filed registration statement on Form S4, an important regulatory hurdle in the Company’s plans to continue into Canada as a Canadian Corporation. In this regard the company must hold a shareholder’s meeting and have 50% of the shares vote in favor of this action. The meeting will be held on November 14th, 2007 and proxy materials have already been mailed out.

If shareholders approve the continuation, then the Company will apply to continue into Canada as a Canadian Corporation and will make an application to be listed on the TSX-Venture Exchange. Shares will continue to be traded on the OTCBB, but the company’s corporate jurisdiction will change to Canada.

By becoming a Canadian corporation and trading on a Canadian Exchange, management believes that we will be in a better position to seek additional financing for the Company’s present projects, to seek and acquire new exploration projects and to gain recognition as a mineral exploration Company.

LINCOLN GOLD CORPORATION

“Paul F. Saxton”

President

For more information contact:
Investor Relations: 604-688-7377
www.lincolngold.com

Forward-Looking Statement Disclaimer

This press release includes certain statements that may be deemed "forward-looking statements”. All statements in this release, other than statements of historical facts, that address continuing to Canada, exchange listing application, additional financing, seeking and acquiring new projects and gaining recognition are forward-looking statements. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, the market price of gold, general economic conditions, market and business conditions, statements or information with respect to known or unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements or information. Forward-looking statements or information are subject to a variety of risks and uncertainties which could cause actual events or results to differ from those reflected in the forward-looking statements or information, including, without limitation, risks and uncertainties relating to the Company's plans at its mineral properties, the interpretation of drill results and the estimation of mineral resources and reserves, the geology, grade and continuity of mineral deposits, the possibility that future exploration, development or mining results will not be consistent with the Company's expectations, metal recoveries, accidents, equipment breakdowns, title matters, labor disputes or other unanticipated difficulties with or interruptions in production and operations, the potential for delays in exploration or development activities or the completion of feasibility studies, the inherent uncertainty of production and cost estimates and the potential for unexpected costs and expenses, commodity price fluctuations, currency fluctuations, failure to obtain adequate financing on a timely basis, the effect of hedging activities, including margin limits and margin calls, regulatory restrictions, including environmental regulatory restrictions and liability, the speculative nature of mineral exploration, dilution, competition, loss of key employees.

Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. In addition, the Company’s business and operations are subject to the risks set forth in the Company’s most recent Form 10-KSB, Form 10-QSB and other SEC filings which are available through EDGAR at www.sec.gov. These are among the primary risks we foresee at the present time. The Company assumes no obligation to update the forward-looking statements.